                                                                    EXHIBIT 10.8

                               SUBLEASE AGREEMENT


                                     BETWEEN


                         NORTHWEST BIOTHERAPEUTICS, INC.


                                       AND


                          NORTHWEST HOSPITAL DEPARTMENT

                              OF MOLECULAR MEDICINE





                        EFFECTIVE DATE: SEPTEMBER 1, 2000

                                    CONTENTS

                                                                                          Page
                                                                                          ----
1.      Sublease.............................................................................4

2.      Effective Date; Term.................................................................4

        2.1    Effective Date................................................................4
        2.2    Term..........................................................................4

3.      Rent.................................................................................5

        3.1    Rent Payments.................................................................5
        3.2    Operating Costs...............................................................5

4.      Use and Occupancy....................................................................6

        4.1    Use...........................................................................6
        4.2    Compliance with Master Lease..................................................6

5.      Master Lease and Sublease Terms......................................................7

6.      Termination of Master Lease..........................................................9

7.      Indemnity............................................................................9

8.      Risk of Loss.........................................................................9

9.      Consents.............................................................................9

10.     Attorney's Fees.....................................................................10

12.     Alterations and Repairs.............................................................10

        12.1   Generally....................................................................10
        12.2   Sublandlord's Consent and Conditions.........................................10
        12.3   No Liens.....................................................................11

13.     Parking.............................................................................11

14.     Security Deposit....................................................................11

15.     Notices.............................................................................11

16.     Complete Agreement..................................................................12

17.     Interpretation......................................................................12

18.     Counterparts........................................................................13

19.     Laboratory Benches..................................................................13


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

20.     Brokers.............................................................................13

                               SUBLEASE AGREEMENT


        THIS SUBLEASE AGREEMENT (hereinafter referred to as "Sublease"), entered into as of September 1, 2000, is made by and between NORTHWEST BIOTHERAPEUTICS, INC. ("Sublandlord"), and NORTHWEST HOSPITAL DEPARTMENT OF MOLECULAR MEDICINE ("Subtenant"), with reference to the following facts:

        A. Pursuant to that certain Lease dated October 22, 1999 (the "Master Lease"), Nexus Canyon Park LLC ("Landlord"), as Landlord, leased to Sublandlord, as tenant, certain space consisting of approximately 38,776 square feet of Rentable Area (the "Master Lease Premises") in the building located at 21720--23rd Drive S.E., Bothell, Washington, on real property legally described as Tract 21-B of Canyon Park Business Center Building Site Plan recorded under Recording No. 9708195005, records of Snohomish County being a portion of Northwest Quarter of Section 29, Township 27 North, Range 5 East W.M. (the "Building").

        B. Subtenant wishes to sublease from Sublandlord, and Sublandlord wishes to sublease to Subtenant, up to approximately 10,000 square feet of Rentable Area in the Building, as shown on the floor plan attached as EXHIBIT A (the "Initial Subleased Premises"), which Rentable Area is subject to monthly adjustment by mutual consent of the parties.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, Sublandlord and Subtenant hereby agree as follows:

1.      SUBLEASE

        Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord for the term, at the rental, and upon all of the conditions set forth herein, the Subleased Premises.

2.      EFFECTIVE DATE; TERM

        2.1 EFFECTIVE DATE

        Notwithstanding the actual date of execution of this Sublease, Sublandlord and Subtenant agree that this Sublease shall be considered and interpreted as being in full force and effect as of September 1, 2000 (the "Effective Date").

        2.2 TERM

        The term of this Sublease ("Term") commenced on September 1, 2000 (the "Commencement Date") and shall end on August 31, 2003 (the "Expiration Date"), unless sooner terminated pursuant to any provision hereof, and will continue on a month-to-month basis upon the mutual consent of the parties.

3.      RENT

        3.1 RENT PAYMENTS

        From and after the Commencement Date Subtenant shall pay to Sublandlord as Basic Monthly Rent for the Subleased Premises during the Term an amount equal to $2.283 per square foot per month for the mutually agreed upon space. This beginning on September 1, 2001, the Basic Monthly Rent shall be increased by 3.5% annually such that the Basic Monthly Rent will be $2.362 per square foot leased per month at the beginning of the second year of the term, and $2.445 per square foot per month at the beginning of the third year of the term.

        Basic Monthly Rent shall be paid in advance on the first day of each and every calendar month during the Term of this Sublease. All Rent (hereinafter defined) shall be payable in lawful money of the United States, by regular bank check of Subtenant, to Sublandlord at the address stated herein or to such other persons or at such other places as Sublandlord may designate in writing.

        3.2 OPERATING COSTS

               (a) DEFINITIONS

        For purposes of this Sublease and in addition to the terms defined elsewhere in this Sublease, the following terms shall have the meanings set forth below:

                      (i) "Additional Rent" shall mean the sums payable pursuant to Section 3.2(b) of this Sublease.

                      (ii) "Operating Costs" shall mean Operating Expenses (as defined in the Master Lease) charged by Landlord to Sublandlord pursuant to the Master Lease.

                      (iii) "Other Costs" shall mean certain other costs and expenses incurred by Sublandlord which arise from its occupation of the Master Lease Premises, including without limitation, Sublandlord's separately metered utilities and janitorial expenses, but excluding any costs which are for the sole benefit of Sublandlord.

                      (iv) "Rent" shall mean, collectively, Basic Annual Rent, Additional Rent, and all other sums payable by Subtenant to Sublandlord under this Sublease, whether or not expressly designated as "rent," all of which are deemed and designated as rent pursuant to the terms of this Sublease.

                      (v) "Subtenant's Percentage Share" shall mean the Subtenant's monthly pro-rata share, defined as the percentage expressed by dividing the area of the monthly mutually agreed upon space by the total Rentable Area of the Facility, 38,776, (e.g., 10,000 divided by 38,776 = 25.79%).

               (b) Commencing as of the Commencement Date, in addition to the Basic Annual Rent payable pursuant to Section 3.1 above, Subtenant, as Additional Rent, shall pay (i) Subtenant's Percentage Share of the amount of Operating Costs which are payable by Sublandlord to Landlord, and (ii) Subtenant's Percentage Share of the Other Costs incurred by Sublandlord. Sublandlord shall give Subtenant written notice of Sublandlord's estimate of the amount of Additional Rent per month payable pursuant to this Section 3.2(b) for each calendar year promptly following the Sublandlord's receipt of Landlord's estimate of the Operating Costs payable under the Master Lease.

               (c) For partial calendar months during the term of this Sublease, the amount of Additional Rent payable pursuant to this Section that is applicable to that partial calendar month shall be prorated based on the ratio of the number of days of such partial calendar month falling during the term of this Sublease to 30. The expiration or earlier termination of this Sublease shall not affect the obligations of Sublandlord and Subtenant pursuant to
Section 3.2(b), and such obligations shall survive, remain to be performed after, any expiration or earlier termination of this Sublease.

4.      USE AND OCCUPANCY

        4.1 USE

        Subject to the terms and conditions of Section 10 of the Master Lease, the Subleased Premises shall be used and occupied only for purposes involving medical research and development, general office use and support space by Subtenant, Subtenant's employees and visitors and for no other use or purpose. Subtenant shall be granted exclusive possession to mutually agreed upon portions of the mutually agreed upon Subleased space, and Sublandlord and Subtenant shall share possession of mutually agreed upon portions of the mutually agreed upon Subleased space. Each party has the right to access and use the space under the exclusive control of the other party, provided, however, that Sublandlord may deny access and use of any portion of its space in its sole discretion. Notwithstanding the foregoing, Sublandlord may not deny access and use by Subtenant to the Common Areas, including without limitation, the hallways, bathrooms, elevators, janitorial closets, stairwells and other general purpose building support space.

        4.2 COMPLIANCE WITH MASTER LEASE

               (a) Subtenant agrees that it will occupy the Subleased Premises in accordance with the terms of the Master Lease and will not suffer to be done or omit to do any act which may result in a violation of or a default under any of the terms and conditions of the Master Lease, including, without limitation, surrendering possession of the Subleased Premises to Sublandlord no later than the expiration or termination date of the Sublease, or render Sublandlord liable for any damage, charge or expense thereunder. Subtenant further covenants and agrees to indemnify Sublandlord against and hold Sublandlord harmless from any claim, demand, action, proceeding, suit, liability, loss, judgment, expense (including, but not limited to, reasonable attorney's fees) and damages of any kind or nature whatsoever arising out of, by reason of, or resulting from, Subtenant's failure to perform or observe any of the terms and conditions of the Master Lease or this Sublease. Any other provision in this Sublease to the contrary notwithstanding, Subtenant shall pay to Sublandlord as Rent hereunder any and all sums which Sublandlord may be required to pay to Landlord arising out of a request by Subtenant for additional Building services from Landlord

               (b) Subtenant agrees that Sublandlord shall not be required to perform any of the covenants, agreements and/or obligations of Landlord under the Master Lease and, insofar as any of the covenants, agreements and obligations of Sublandlord hereunder are required to be performed under the Master Lease by Landlord thereunder, Subtenant acknowledges and agrees that Sublandlord shall be entitled to look to Landlord for such performance. Sublandlord shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by Landlord or otherwise, including, without limitation, heat, air conditioning, ventilation, life-safety, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any (i) abatement, diminution or reduction of Subtenant's obligations under this Sublease, or (ii) liability on the part of Sublandlord. Notwithstanding the foregoing, Sublandlord shall promptly take such action as may reasonably be indicated, under the circumstances, to secure such performance upon Subtenant's request to Sublandlord to do so and shall thereafter diligently prosecute such performance on the part of Landlord.

5.      MASTER LEASE AND SUBLEASE TERMS

        5.1 Subtenant acknowledges that Subtenant has reviewed and is familiar with all of the terms, agreements, covenants and conditions of the Master Lease.

        5.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

        5.3 The terms, conditions and respective obligations of Sublandlord and Subtenant to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Landlord" is used it shall be deemed to mean the Sublandlord herein and wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean the Subtenant herein. Any non-liability, release, indemnity or hold harmless provision in the Master Lease for the benefit of Landlord that is incorporated herein by reference shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease. Any right of Landlord under the Master Lease of access or inspection and any right of Landlord under the Master Lease to do work in the Master Lease Premises or in the Building and any right of Landlord under the Master Lease in respect of rules and regulations, which is incorporated herein by reference, shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease.

        5.4 For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

               (a) In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord.

               (b) In all provisions of the Master Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord. In any such instance, Sublandlord shall determine if such evidence, certificate or other matter or thing shall be satisfactory.

               (c) Sublandlord shall have no obligation to restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain.

               (d) In all provisions of the Master Lease requiring Tenant to designate Landlord as an additional or named insured on its insurance policy, Subtenant shall be required to so designate Landlord and Sublandlord on its insurance policy and in the appropriate amounts and under the terms and conditions required wider the Master Lease.

        5.5 Notwithstanding the terms of Section 5.3 above, Subtenant shall have no rights nor obligations under the following parts, Sections and Exhibits of the Master Lease: 3, 4, 9, 11, 40, 4 1, Exhibit C and Exhibit D.

        5.6 During the Term and for all periods subsequent thereto with respect to obligations which have arisen prior to the termination of this Sublease, Subtenant agrees to perform and comply with, for the benefit of Sublandlord and Landlord, the obligations of Sublandlord under the Master Lease which pertain to the Subleased Premises and/or this Sublease, except for those provisions of the Mister Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease shall control over the Master Lease.

        5.7 Capitalized terms not defined herein shall have the same meaning ascribed to them in the Master Lease.

6.      TERMINATION OF MASTER LEASE

        If for any reason the term of the Master Lease shall terminate prior to the scheduled Expiration Date of this Sublease, this Sublease shall thereupon be terminated and Sublandlord shall not be liable to Subtenant by reason thereof unless (i) Subtenant shall not then be in default hereunder beyond any applicable notice and cure period and (ii) such termination shall have been effected because of the breach or default of Sublandlord under the Master Lease.

7.      INDEMNITY

        Subtenant shall indemnify, defend and hold harmless Sublandlord from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorney's' fees and disbursements, which Sublandlord may incur or pay out (including, without limitation, to the Landlord under the Master Lease) by reason of (i) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises (unless the same shall have been caused by Sublandlord's negligence or wrongful act or the negligence or wrongful act of the Landlord under the Master Lease), (ii) any breach or default hereunder on Subtenant's part, (iii) the successful enforcement of Sublandlord's rights under this Section or any other Section of this Sublease,
(iv) any work done after the date hereof in or to the Subleased Premises except if done by Sublandlord or the Landlord under the Master Lease, or (v) any act, omission or negligence on the part of Subtenant and/or its officers, partners, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant.

8.      RISK OF LOSS

        Sublandlord shall not be liable for personal injury or property damage to Subtenant, its officers, agents, employees, invitees, guests, licensees or any other person in the Subleased Premises, regardless of how such injury or damage may be caused. Any property of Subtenant kept or stored in the Subleased Premises shall be kept or stored at the sole risk of Subtenant. Subtenant shall hold Sublandlord harmless from any claims arising out of any personal injury or property damage occurring in the Subleased Premises, including subrogation claims by Subtenant's insurance carrier(s).

9.      CONSENTS

        In any instance when Sublandlord's consent or approval is required under this Sublease, Sublandlord's refusal to consent to or approve any matter or thing shall be deemed reasonable if, among other matters, such consent or approval is required under the provisions of the Master Lease incorporated herein by reference but has not been obtained from Landlord. Except as otherwise provided herein, Sublandlord shall not unreasonably withhold, or delay its consent to or approval of a matter if such consent or approval is required under the provisions of the Master Lease and Landlord has consented to or approved of such matter. If Subtenant shall seek the approval by or consent of Sublandlord and Sublandlord shall fail or refuse to give such consent or approval, Subtenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Sublandlord, it being agreed that Subtenant's sole remedy in connection with an alleged wrongful refusal or failure to approve or consent shall be an action for injunction or specific performance and that said remedy of an action for injunction or specific performance shall be available only in those cases where Sublandlord shall have expressly agreed in this Sublease not to unreasonably withhold or delay its consent.

10.     ATTORNEY'S FEES

        If Sublandlord, Subtenant or Landlord brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party who recovers substantially all of the damages, equitable relief or other remedy sought in any such action on trial and appeal shall be entitled to its reasonable attorney's fees to be paid by the losing party as fixed by the Court.

12.     ALTERATIONS AND REPAIRS

        12.1 GENERALLY

        Sublandlord shall deliver, and Subtenant shall accept, possession of the Subleased Premises in their "AS IS" condition as the Subleased Premises exists on the date hereof.

        Sublandlord shall have no obligation to furnish, render or supply any work, labor, services, materials, furniture, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for Subtenant's occupancy. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made and has not relied on any representation or warranty concerning the Subleased Premises or the Building, except as expressly set forth in this Sublease. Subtenant acknowledges that Sublandlord has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections of the Subleased Premises and the Common Areas of the Building. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Subleased Premises except as permitted by the provisions of this Sublease and the Master Lease and that upon termination of this Sublease, Subtenant shall deliver the Subleased Premises to Sublandlord in the same condition as the Subleased Premises were at the commencement of the Term hereof, reasonable wear and tear excepted.

        12.2 SUBLANDLORD'S CONSENT AND CONDITIONS

        Subtenant shall not make any major tenant improvements or alterations to the Subleased Premises except with Sublandlord's prior written consent, which may be granted, conditioned or withheld in Sublandlord's sole discretion. "Major tenant improvements or alterations" means any activity or series of related activities with an aggregate cost of more than $2,000.00. If Sublandlord grants its consent, then all alterations and improvements shall be made in compliance with the terms and conditions of the Master Lease (the "Work"). Notwithstanding the foregoing, nothing in this Section 11.2 shall prejudice Landlord's rights, if any, to require removal of the Work, and if the Landlord does require such removal then Subtenant shall remove such improvements and alterations at Subtenant's expense.

        Subtenant shall pay for the cost of all Work. All Work is subject to the terms of this Sublease and the Master Lease, and may become the property of Landlord, or Landlord may require that the Work be removed, at Subtenant's sole cost and expense, at the termination of this Sublease.

        12.3 NO LIENS

        Subtenant has no authority to cause or permit any lien or encumbrance of any kind to affect the Building, the Master Lease Premises or the Subleased Premises. If Subtenant causes a construction lien to be filed or a claim for work or materials furnished to Subtenant is made, and such lien or claim is not discharged by Subtenant within fifteen (15) days, then Sublandlord may discharge the lien or claim, and the amount paid, as well as attorney's fees and other expenses incurred by Sublandlord, shall become an Additional Rent payable by Subtenant on demand.

13.    PARKING

        During the Term hereof Subtenant and its employees shall be permitted the nonexclusive use of Subtenant's pro-rata share of parking, defined as the number of parking spaces allotted to Sublandlord under the Master Lease multiplied by the mutually agreed upon monthly "Subtenant's Percentage Share" percentage from Section 3.2 above, rounded to the nearest whole number (e.g., 91 x 25.79% = 23).

14.     SECURITY DEPOSIT

        Subtenant has paid to Sublandlord upon the execution of this Sublease, and as part of the consideration for its execution, the sum of Fifty Thousand Dollars ($50,000.00), which Sublandlord shall hold as security for Subtenant's full and timely performance of all Subtenant's obligations under this Sublease (the "Security Deposit"). Interest earned on the invested security deposit is to be paid to Subtenant on a monthly basis. The Security Deposit is not an advance payment of Rent or a measure of Subtenant's liability for damages. Sublandlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to satisfy past due Rent or to cure any uncured default by Subtenant. If Sublandlord uses the Security Deposit, Subtenant shall on demand restore the Security Deposit to its original amount. Sublandlord shall return any unapplied portion of the Security Deposit to Subtenant within thirty
(30) days after the later to occur: (1) the determination of Subtenant's Additional Rent for the final year of the Term, (2) the date Subtenant surrenders possession of the Premises to Sublandlord in accordance with this Sublease, or (3) the Expiration Date. If Landlord transfers its interest in the Premises, Sublandlord may assign the Security Deposit to the transferee and, following the assignment, Sublandlord shall have no further liability for the return of the Security Deposit. Sublandlord shall not be required to keep the Security Deposit separate from its other accounts.

15.     NOTICES

        Any notice by either party to the other required, permitted or provided for herein shall be valid only if in writing and shall be deemed to be duly given only if (a) delivered personally, or (b) sent by means of Federal Express, UPS Next Day Air or another reputable express mail delivery service guaranteeing next day delivery, or (c) sent by United States Certified or registered mail, return receipt requested, addressed (i) if to Sublandlord, at the following address:

               Northwest Biotherapeutics, Inc.
               21730 23rd Drive S.E.
               Bothell, Washington 98021
               Attn: Chief Executive Officer


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

and (ii) if to Subtenant, at the following address:

               Northwest Hospital Department of Molecular Medicine 21720 23rd Dr SE, Suite 101
               Bothell, WA 98021
               _____________________________

or at such other address for either party as that party may designate by notice to the other. A notice shall be deemed given and effective, if delivered personally, upon hand delivery thereof (unless such delivery takes place after hours or on a holiday or weekend, in which event the notice shall be deemed given on the next succeeding business day), if sent via overnight courier, on the business day next succeeding delivery to the courier, and if mailed by United States certified or registered mail, three (3) business days following such mailing in accordance with this Section.

16.     COMPLETE AGREEMENT

        There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated nor may any of its provisions be waived orally or in any manner other than by a written agreement executed by both parties.

17.     INTERPRETATION

        This Sublease shall be governed by and construed in accordance with the laws of the State of Washington. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease or any part thereof to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

18.     COUNTERPARTS

        This Sublease may be executed in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Sublease shall be fully executed when each party whose signature is required has signed and delivered to each of the parties at least one counterpart, even though no single counterpart contains the signatures of all parties hereto.

19.     LABORATORY BENCHES

        As additional consideration for entering into this Sublease, Subtenant agrees to:

               1) sell, at equivalent replacement value, its interest in the nine (9) built-in laboratory benches upon expiration or sooner termination of this sublease or,

               2) Subtenant may have them removed in a timely fashion at
                  Subtenant expense.

20.     BROKERS

        Sublandlord and Subtenant represent and warrant to the other that it has not engaged any broker, finder or other person who would be entitled to any commission or fee in respect to the negotiation, execution or delivery of this Sublease, and Sublandlord and Subtenant shall each indemnify and hold harmless the other party against any loss, cost, liability or expense incurred by the other party, including without limitation, reasonable attorney's fees, as a result of any claim asserted by any broker,, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of the indemnitor.

            [The remainder of this page is intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the day and year first above written.


                                         SUBLANDLORD:

                                         NORTHWEST BIOTHERAPEUTICS, INC.


                                         By ___________________________________
                                            Name: _____________________________
                                            Title: ____________________________


                                         SUBTENANT:

                                         NORTHWEST HOSPITAL DEPARTMENT OF
                                         MOLECULAR MEDICINE


                                         By ___________________________________
                                            Name: _____________________________
                                            Title: ____________________________

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF __________)


        On this ___ day of _______________, 200__, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared _______________________________, to me known to be the person who signed as ________________________ of NORTHWEST BIOTHERAPEUTICS, INC. , a ____________ corporation, the company that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that __________ was duly elected, qualified and acting as said officer of the company, that _________ was authorized to execute said instrument.

        IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.



                                          ______________________________________
                                          (Signature of Notary)


                                          ______________________________________
                                          (Print or stamp name of Notary)

                                          NOTARY PUBLIC for the State of
                                          Washington, residing at ______________
                                          My appointment expires: ______________

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF __________)


        On this ___ day of _______________, 200__, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared _______________________________, to me known to be the person who signed as _____________________ of NORTHWEST HOSPITAL DEPARTMENT OF MOLECULAR MEDICINE, a ________________, the __________________ that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said ________________ for the uses and purposes therein mentioned, and on oath stated that __________ was duly elected, qualified and acting as said officer of the _____________, that _________ was authorized to execute said instrument.

        IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.



                                          ______________________________________
                                          (Signature of Notary)


                                          ______________________________________
                                          (Print or stamp name of Notary)

                                          NOTARY PUBLIC for the State of
                                          Washington, residing at ______________
                                          My appointment expires: ______________




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                                    EXHIBIT A

                               SUBLEASED PREMISES



                            [Map of subleased space]




                                       17
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                                    EXHIBIT B

                                  SHARED SPACE



                             [Map of shared space]




                                       18